JULIUS BAER INVESTMENT
                                     FUNDS

                         Julius Baer Global Income Fund
                      Julius Baer International Equity Fund

                      SUPPLEMENT DATED JUNE 6, 2000 TO THE
           STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 31, 2000

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In the  Statement  of  Additional  Information,  the first  paragraph of section
"Additional Information Concerning Exchange Privilege" is replaced with the following:

Shares of one Fund may be exchanged for the same class of Shares of the other Fund to the extent such Shares are offered for sale in the shareholder's state of residence. Shareholders may exchange their Shares on the basis of relative net asset value at the time of exchange. No exchange fee is charged for this privilege, provided that the registration remains identical. However, a redemption fee of 2.00% of the amount exchanged will apply to shares of a Fund exchanged within 90 days of their date of purchase. This redemption fee may be waived for certain tax advantaged retirement plans. The Fund may terminate or modify the terms of the redemption fee waiver at any time. Please consult your investment advisor concerning the availability of the redemption waiver before purchasing shares.